UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2005
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 15, 2005, Connetics Corporation (“Connetics”) announced the positive outcome of its Phase III clinical trial evaluating Desilux ™ (desonide) VersaFoam-EF, 0.05%, a low-potency topical steroid formulated in the Company’s proprietary emollient foam delivery vehicle to treat atopic dermatitis. A copy of the press release regarding Desilux is attached as Exhibit 99.1 and is incorporated by reference in this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated August 15, 2005 regarding Desilux.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church

Katrina J. Church Executive Vice President, General Counsel and Secretary

Date: August 16, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated August 15, 2005 regarding Desilux.